EXHIBIT 31.2 CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER PURSUANT TO EXCHANGE
              ACT RULE 13a-14(a)(as adopted pursuant to Section 302
                       of the Sarbanes-Oxley Act of 2002)

      I, Arthur F. Stewart, certify that:

      1. I have reviewed this quarterly report on Form 10-Q of Perf-Go Green Holdings, Inc.;

      2. Based on my knowledge, this quarterly report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this quarterly report;

      3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this report;

      4. The smaller reporting company's other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) and internal control over financial reporting (as defined in Exchange Act Rules 13a-15(f) and 15d-15(f) for the registrant and have:

            a) Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

            b) Evaluated the effectiveness of the smaller reporting company's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

            c) Disclosed in this report any change in the smaller reporting company's internal control over financial reporting that occurred during the smaller reporting company's most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, the smaller reporting company's internal control over financial reporting; and

      5. The smaller reporting company's other certifying officers and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the smaller reporting company's auditors and the audit committee of the smaller reporting company's board of directors (or persons performing the equivalent function):

            a) all significant deficiencies in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the smaller reporting company's ability to record, process, summarize and report financial information; and

            b) any fraud, whether or not material, that involves management or other employees who have a significant role in the smaller reporting company's internal control over financial reporting.


Dated: November 12, 2008            By: /s/ Arthur F. Stewart
                                        ---------------------
                                        Arthur F. Stewart, Treasurer & Secretary
                                        (principal financial officer)